EXHIBIT 10.1

AMENDMENT NO. 2 AND CONSENT
to
CREDIT AND SECURITY AGREEMENT
and
OMNIBUS AMENDMENT TO CERTAIN OTHER LOAN DOCUMENTS

This AMENDMENT NO. 2 AND CONSENT TO CREDIT AND SECURITY AGREEMENT AND OMNIBUS AMENDMENT TO CERTAIN OTHER LOAN DOCUMENTS, made as of February 1, 2007 (this “Amendment”), among HAWK CORPORATION, a Delaware corporation, ALLEGHENY CLEARFIELD, INC., a Pennsylvania corporation, FRICTION PRODUCTS CO., an Ohio corporation, HAWK MIM, INC., an Ohio corporation, HAWK MOTORS, INC., a Delaware corporation, HAWK PRECISION COMPONENTS GROUP, INC., an Ohio corporation, HELSEL, INC., a Delaware corporation, LOGAN METAL STAMPINGS, INC., an Ohio corporation, NET SHAPE TECHNOLOGIES LLC, a Delaware limited liability company, QUARTER MASTER INDUSTRIES, INC., a Delaware corporation, SINTERLOY CORPORATION, a Delaware corporation, S.K. WELLMAN CORP., a Delaware corporation, S.K. WELLMAN HOLDINGS, INC., a Delaware corporation, TEX RACING ENTERPRISES, INC., a Delaware corporation, WELLMAN PRODUCTS GROUP, INC., an Ohio corporation, and WELLMAN PRODUCTS, LLC, an Ohio limited liability company, each as a Borrower and collectively as the Borrowers, the LENDERS listed on the signature pages of this Agreement, KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent, and KEYBANK NATIONAL ASSOCIATION, a national banking association, as LC Issuer,

WITNESSETH:

WHEREAS, the Borrowers have been extended certain financial accommodations pursuant to that certain Credit and Security Agreement, dated as of November 1, 2004, as amended by that certain Amendment No. 1 to Credit and Security Agreement, dated as of August 31, 2006 (as so amended, the “Credit Agreement”), among the Borrowers, the Lenders, the Administrative Agent, and the LC Issuer;

WHEREAS, the Borrower Representative has informed the Administrative Agent that Hawk Corporation desires to sell Hawk Precision Components Group, Inc. and certain of its direct or indirect Subsidiaries, namely, Allegheny Clearfield, Inc., Hawk MIM, Inc., Helsel, Inc., Sinterloy Corporation, and Net Shape Technologies LLC, in one or more stock transactions (the “Sale”);

WHEREAS, the Borrower Representative has also informed the Administrative Agent that prior to the sale of Hawk Precision Components Group, Inc., certain subsidiaries of Helsel, Inc. shall be transferred to Wellman Products Group, Inc., namely Hawk Mauritius, Ltd. Hawk Motors, Inc., and Hawk Motors de Mexico, S. de R.L. de C.V. (the “Transfer”);

WHEREAS, the Borrowers have requested consent to the Sale and the Transfer and all releases and amendments required pursuant to such transactions; and

WHEREAS, the Lenders which are signatories hereto constitute all of the Lenders for the purposes of amending the Credit Agreement pursuant to Section 19.1 thereof;

NOW THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrowers, the Administrative Agent, the Lenders and the LC Issuer do hereby agree as follows:

Section 1  .DEFINED TERMS.

Each defined term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.

Section 2  CONSENT.

2.1  Consents. In accordance with Section 19.1 of the Credit Agreement, the Required Lenders hereby consent to:

(a)  the transfer by Helsel, Inc. of the shares of Hawk Mauritius, Ltd., Hawk Motors, Inc., and Hawk Motors de Mexico, S. de R.L. de C.V to Wellman Products Group, Inc.;

(b)  the transactions contemplated in that certain Stock Purchase Agreement, dated as of December 21, 2006 (the “Purchase Agreement”), among the Hawk Corporation, as Selling Shareholder, and PCG Holdings Group Inc., as Buyer (the “Buyer”), including the sale or other disposition of Hawk Precision Components Group, Inc., and its Subsidiaries: Allegheny Clearfield, Inc., Hawk MIM, Inc., Helsel, Inc., Sinterloy Corporation, and Net Shape Technologies LLC (Hawk Precision Components Group, Inc. together with such Subsidiaries collectively referred to as “Sold Subsidiaries”);

(c)  the release of the Liens of the Administrative Agent for the benefit of the Lenders on (i) the stock or other equity interests of the Sold Subsidiaries and (ii) all of the personal property and assets of the Sold Subsidiaries which are being acquired by the Buyer pursuant to the terms of the Purchase Agreement;

(d)  the application of any or all of the proceeds remaining one hundred eighty (180) days after the date the transactions contemplated in the Purchase Agreement are consummated to the redemption of Senior Notes in accordance with the terms and conditions set forth in the Senior Note Indenture; and;

(e)  the continuation of certain guarantees provided by Hawk Corporation to secure indebtedness of Allegheny Clearfield, Inc. to the Pennsylvania Industrial Development Authority ("PIDA") during the transition period in which such obligations shall be transferred to Buyer; provided, however, that Hawk Corporation shall use its best efforts to obtain a full release from such guarantee obligations no later than April 30, 2007.

Section 3  AMENDMENTS TO THE CREDIT AGREEMENT:

3.1  Omnibus Amendment to Credit Agreement and Certain Other Loan Documents. All references to any of the Sold Subsidiaries in the recitals or signature pages of the Credit Agreement shall be deleted and the Sold Subsidiaries shall no longer be party to such documents.

3.2  Amendment to Annex II to the Credit Agreement. Annex II to the Credit Agreement is hereby amended by deleting the existing definition of “Borrowers” and replacing it with the following new definition:

“Borrowers” means collectively, Hawk Corporation, a Delaware corporation, Friction Products Co., an Ohio corporation, Hawk Motors, Inc., a Delaware corporation, Logan Metal Stampings, Inc., an Ohio corporation, Quarter Master Industries, Inc., a Delaware corporation, S.K. Wellman Corp., a Delaware corporation, S.K. Wellman Holdings, Inc., a Delaware corporation, Tex Racing Enterprises, Inc., a Delaware corporation, Wellman Products Group, Inc., an Ohio corporation, and Wellman Products, LLC, an Ohio limited liability company.

3.3  Amendment to Annex IV to Credit Agreement. Annex IV to the Credit Agreement is hereby amended by deleting the existing Annex IV and replacing it with the Annex IV attached hereto as Exhibit I. In addition, within thirty (30) days of the date of this Amendment, the Company shall deliver to the Administrative Agent, any additional updates to such Disclosure Schedules, in form and substance satisfactory to the Administrative Agent, provided, however, that the Borrowers understand that such updates shall not be permitted to include additions to Schedules 11.3(a), 11.3(c), 11.3(d), 11.3(i), or 11.3(l).

Section 4  OMNIBUS AMENDMENTS TO CERTAIN OTHER LOAN DOCUMENTS:

4.1  Omnibus Amendment to Certain Other Loan Documents. All references to any of the Sold Subsidiaries in the recitals or signature pages of the Notes, the Collateral Assignment of Security Interest Patents and Patent Applications, the Collateral Assignment of Security Interest in Trademarks and Licenses, the Collateral Assignment of Security Interest in Copyrights, the Advertising Permission Letter, the Blocked Account Control Letter, and the Acknowledgement of Blocked Accounts is hereby deleted and the Sold Subsidiaries shall no longer be party to such documents.

4.2  Amendment to Certain Pledge and Security Agreements. The Pledge and Security Agreement between Hawk Corporation and the Administrative Agent and the Pledge Agreement between Wellman Products Group, Inc. and the Administrative Agent are each hereby amended to replace the respective Schedule I with the respective Schedule I attached hereto as Exhibit II.

4.3  Termination of Certain Pledge and Security Agreements. The Pledge and Security Agreement between Hawk Precision Components, Inc. and the Administrative Agent and the Pledge Agreement between Helsel, Inc. and the Administrative Agent are each hereby terminated and released and the Pledged Shares (except with respect to the shares of Hawk Mauritius, Ltd. Hawk Motors, Inc., and Hawk Motors de Mexico, S. de R.L. de C.V to Wellman Products Group, Inc. which shall remain in the possession of the Administrative Agent) shall be promptly returned to the Sold Subsidiaries.

4.4  Termination of Certain Landlord Waivers. The Landlord Waiver between Net Shape Technologies, Ltd. and Solon Road Properties, LLC and the Landlord Waiver between Sinterloy Corporation and Robert Sierkes, Trustee are each hereby terminated and released.

4.5  Amendment to Certain Limited License Agreements. The Limited License Agreement between Hawk Corporation and the Administrative Agent is hereby amended to replace the respective Exhibit A with the respective Exhibit A attached hereto as Exhibit III.

4.6  Termination of Certain Limited License Agreements. The Limited License Agreement between Allegheny Clearfield, Inc. and the Administrative Agent, the Limited License Agreement between Hawk MIM, Inc. and the Administrative Agent, the Limited License Agreement between Hawk Precision Components, Inc. and the Administrative Agent, the Limited License Agreement between Helsel, Inc. and the Administrative Agent, the Limited License Agreement between New Shape Technologies, LLC and the Administrative Agent, and the Limited License Agreement between Sinterloy Corporation and the Administrative Agent are each hereby terminated and released.

4.7  Amendment to Certain Collateral Assignments of Security Interest in Patents and Patent Applications. The Collateral Assignment of Security Interest in Patent and Patent Applications by and among the Borrowers and the Administrative Agent is hereby amended to replace the respective Exhibit A with the respective Exhibit A attached hereto as Exhibit IV.

4.8  Amendment to Certain Collateral Assignments of Security Interest in Trademarks and Licenses. The Collateral Assignment of Security Interest in Trademarks and Licenses by and among the Borrowers and the Administrative Agent is hereby amended to replace the respective Exhibit A with the respective Exhibit A attached hereto as Exhibit V.

4.9  Amendment to Blocked Account Control Agreement. The Blocked Account Control Agreement by and among the Borrowers, the Administrative Agent, and JPMorgan Chase Bank is hereby amended to replace the respective Schedule 1 with Schedule 1 attached hereto as Exhibit VI.

4.10  Amendment to Acknowledgement of Blocked Accounts. The Acknowledgement of Blocked Accounts by and among the Borrowers, the Administrative Agent, and KeyBank National Association, as the Bank is hereby amended to replace the respective Schedule I with Schedule I attached hereto as Exhibit VII.

Section 5  REPRESENTATIONS AND WARRANTIES.

The Borrower hereby represents and warrants to the Lenders, the Administrative Agent and the LC Issuer as follows:

5.1  The Amendment. This Amendment has been duly and validly executed by an authorized executive officer of the Borrowers and constitutes the legal, valid and binding obligation of the Borrowers enforceable against the Borrowers in accordance with its terms. The Credit Agreement, as amended by this Amendment, remains in full force and effect and remains the valid and binding obligation of the Borrowers enforceable against the Borrowers in accordance with its terms. Each Borrower hereby ratifies and confirms the Credit Agreement as amended by this Amendment.

5.2  Nonwaiver. Except as expressly set forth herein, the execution, the execution, delivery, performance and effectiveness of this Amendment shall not operate nor be deemed to be nor construed as a waiver (i) of any right, power or remedy of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, or (ii) of any term, provision, representation, warranty or covenant contained in the Credit Agreement or any other documentation executed in connection therewith. Further, none of the provisions of this Amendment shall constitute, be deemed to be or construed as, a waiver of any Potential Default or Event of Default under the Credit Agreement, as amended by this Amendment.

5.3  Reference to and Effect on the Credit Agreement. Upon the Effectiveness of this Amendment, each reference in the Credit Agreement amended hereby to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Credit Agreement, as amended by the prior amendments thereto and this Amendment and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the prior amendments thereto and this Amendment.

Section 6  CONDITIONS PRECEDENT TO EFFECTIVENESS

The effectiveness of this Amendment is subject to the condition precedent that:

6.1  Amendment No. 2 and Consent to Credit and Security Agreement. The Administrative Agent shall have received an original counterpart of this Amendment No. 2 and Consent to Credit and Security Agreement, executed and delivered by a duly authorized officer of each Borrower, the Lenders and the LC Issuer.

6.2  Release Agreement. The Administrative Agent shall have received an original counterpart of that certain Release Agreement, dated as of even date herewith, executed and delivered by a duly authorized officer of each Borrower which shall exist after the consummation of Sale and the Sold Subsidiaries.

Section 7  CONDITIONS SUBSEQUENT TO EFFECTIVENESS

The effectiveness of this Amendment is subject to the condition subsequent that:

7.1  Consummation of the Sale. The Administrative Agent shall have received written evidence in the form of a Borrower Certificate stating that the Sale has been consummated pursuant to the terms of the Purchase Agreement and certifying a true and complete copy of the Purchase Agreement. In the event that the Sale is not consummated on or before February 1, 2007, this Amendment shall be of no further force and effect.

Section 8  MISCELLANEOUS.

8.1  Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio with out giving effect to the conflict of laws rules thereof.

8.2  Severability. In the event any provision of this Amendment should be invalid, the validity of the other provisions hereof and of the Credit Agreement shall not be affected thereby.

8.3  Counterparts. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute but one and the same agreement.

IN WITNESS WHEREOF, the Borrowers, the Administrative Agent, the Lenders and the LC Issuer have caused this Amendment No. 2 and Consent to Credit and Security Agreement to be duly executed by their respective officers or agents thereunto duly authorized as of the date first written above.

BORROWERS

HAWK CORPORATION

/s/ Thomas A. Gilbride
By: Thomas A. Gilbride
Its: Vice President - Finance

ALLEGHENY CLEARFIELD, INC.

/s/ Thomas A. Gilbride
By: Thomas A. Gilbride
Its: Vice President - Finance

FRICTION PRODUCTS CO.

/s/ Thomas A. Gilbride
By: Thomas A. Gilbride
Its: Vice President - Finance

HAWK MIM, INC.

/s/ Thomas A. Gilbride
By: Thomas A. Gilbride
Its: Vice President - Finance

HAWK MOTORS, INC.

/s/ Thomas A. Gilbride
By: Thomas A. Gilbride
Its: Vice President - Finance

HAWK PRECISION COMPONENTS GROUP, INC.

/s/ Thomas A. Gilbride
By: Thomas A. Gilbride
Its: Vice President - Finance

HELSEL, INC.

/s/ Thomas A. Gilbride
By: Thomas A. Gilbride
Its: Vice President - Finance

LOGAN METAL STAMPINGS, INC.

/s/ Thomas A. Gilbride
By: Thomas A. Gilbride
Its: Vice President - Finance

NET SHAPE TECHNOLOGIES LLC

By: Hawk MIM, Inc., its sole member

/s/ Thomas A. Gilbride
By: Thomas A. Gilbride
Its: Vice President - Finance

QUARTER MASTER INDUSTRIES, INC.

/s/ Thomas A. Gilbride
By: Thomas A. Gilbride
Its: Vice President - Finance

SINTERLOY CORPORATION

/s/ Thomas A. Gilbride
By: Thomas A. Gilbride
Its: Vice President - Finance

S.K. WELLMAN CORP.

/s/ Thomas A. Gilbride
By: Thomas A. Gilbride
Its: Vice President - Finance

S.K. WELLMAN HOLDINGS, INC.

/s/ Thomas A. Gilbride
By: Thomas A. Gilbride
Its: Vice President - Finance

TEX RACING ENTERPRISES, INC.

/s/ Thomas A. Gilbride
By: Thomas A. Gilbride
Its: Vice President - Finance

WELLMAN PRODUCTS GROUP, INC.

/s/ Thomas A. Gilbride
By: Thomas A. Gilbride
Its: Vice President - Finance

WELLMAN PRODUCTS, LLC

By: Wellman Products Group, Inc.,
its sole member

/s/ Thomas A. Gilbride
By: Thomas A. Gilbride
Its: Vice President - Finance

ADMINISTRATIVE AGENT

KEYBANK NATIONAL ASSOCIATION
as Administrative Agent

/s/ John P. Dunn
By: John P. Dunn
Its: Vice President

LENDERS

KEYBANK NATIONAL ASSOCIATION
as a Lender

/s/ John P. Dunn
By: John P. Dunn
Its: Vice President

LC ISSUER

KEYBANK NATIONAL ASSOCIATION
as LC Issuer

/s/ John P. Dunn
By: John P. Dunn
Its: Vice President